Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I Brendan Powderly, the undersigned Chief Executive Officer of Inspired Builders, Inc. (the “Company”), hereby certify that the Yearly Report on Form 10-K of the Company for the period ended September 30, 2011 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December , 2011	By:	/s/ Brendan Powderly
Brendan Powderly,
Chief Executive Officer, Director